UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the Registrant  |_|

Filed by a Party other than the Registrant |X|

Check the appropriate box:

|X|   Preliminary Proxy Statement

|_|   Confidential, for Use of the Commission Only (as permitted by
      Rule 14a6(e)(2))

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Section 240.14a12

                               HEXCEL CORPORATION



                (Name of Registrant as Specified In Its Charter)



                          O.S.S. CAPITAL MANAGEMENT LP
                        OSCAR S. SCHAFER & PARTNERS I LP
                        OSCAR S. SCHAFER & PARTNERS II LP
                            O.S.S. OVERSEAS FUND LTD.
                               O.S.S. ADVISORS LLC
                              SCHAFER BROTHERS LLC
                                OSCAR S. SCHAFER
                                PETER J. GRONDIN
                             EDWARD A. BLECHSCHMIDT
                              TIMOTHY D. LEULIETTE
                                JOACHIM V. HIRSCH



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a6(i)(1) and 011.
     (1) Title of each class of securities to which transaction applies:




     (2) Aggregate number of securities to which transaction applies:




     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011 (set forth the amount on which the filing fee is calculated and state how it was determined):





     (4) Proposed maximum aggregate value of transaction:





     (5) Total fee paid:





|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:





     (2) Form, Schedule or Registration Statement No.:





     (3) Filing Party:





     (4) Date Filed:

        PRELIMINARY COPY, SUBJECT TO COMPLETION, DATED FEBRUARY 28, 2008

                        ANNUAL MEETING OF STOCKHOLDERS OF
                               HEXCEL CORPORATION



                               PROXY STATEMENT OF
                                  THE OSS GROUP

To Our Fellow Hexcel Stockholders:

     This proxy statement and the enclosed WHITE proxy card are being furnished to stockholders of Hexcel Corporation ("Hexcel" or the "Company") in connection with the solicitation of proxies by Oscar S. Schafer & Partners II LP ("OSS II") and its affiliates (collectively, "we" or the "OSS Group") to be used at the 2008 annual meeting of stockholders of Hexcel, including any adjournments or postponements thereof and any meeting held in lieu thereof (the "2008 Annual Meeting"). The 2008 Annual Meeting is scheduled to be held at [ ]a.m. (local
time) on [ ], 2008, at [                    ]. This proxy statement and the
WHITE proxy card are first being furnished to stockholders on or about        ,
2008.

     THIS SOLICITATION IS BEING MADE BY THE OSS GROUP AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY (THE "BOARD").

     We are soliciting your proxy for the 2008 Annual Meeting in support of the following proposals:

1. To elect Edward A. Blechschmidt, Timothy D. Leuliette and Joachim V. Hirsch (each a "Nominee" and collectively, the "Nominees") to serve as directors of the Company; and

2. To ratify the Board's appointment of PricewaterhouseCoopers LLP (the "Accountants") as the independent registered public accounting firm for the Company in 2008 and to authorize the Audit Committee to set the independent auditors' remuneration.

Hexcel has disclosed that the record date for determining stockholders entitled to notice of and to vote at the 2008 Annual Meeting is [ ], 2008 (the "Record Date"). Stockholders of record at the close of business on the Record Date will be entitled to vote at the 2008 Annual Meeting. The Company disclosed that on February 18, 2008 there were 95,814,889 shares of Common Stock, $1.00 par value per share (the "Common Stock" or "Shares"), outstanding as reported in the Company's Annual Report on Form 10K filed on February 22, 2008. Please refer to the Company's proxy statement for the 2008 Annual Meeting for the current number of Shares outstanding and entitled to vote at the 2008 Annual Meeting. Each Share has one vote.

     The OSS Group beneficially owns, in the aggregate, 5,285,900 Shares, representing approximately 5.5% of the Company's outstanding Common Stock.

     We intend to vote our Common Stock FOR the election of our Nominees and FOR
the candidates who have been nominated by Hexcel other than                    ,
and                   and FOR the ratification of the Board's appointment of the
Accountants as the independent registered public accounting firm of the Company for 2008 and to authorize the Audit Committee to set the independent auditors' remuneration.

     OUR NOMINEES ARE COMMITTED TO ACTING IN THE BEST INTERESTS OF ALL HEXCEL STOCKHOLDERS. WE BELIEVE THAT ELECTING THEM TO THE BOARD WILL HAVE A POSITIVE EFFECT ON THE FUTURE OF HEXCEL. ACCORDINGLY, WE URGE YOU TO VOTE YOUR WHITE PROXY CARD FOR OUR NOMINEES.

                             HOW TO VOTE YOUR SHARES

     As explained in the detailed instructions on your WHITE proxy card, there are four ways you may vote. You may:


     1. Sign, date and return the enclosed WHITE proxy card in the enclosed postage-paid envelope. We recommend that you vote on the WHITE proxy card even if you plan to attend the 2008 Annual Meeting;

     2. Vote via the Internet by following the voting instructions on the WHITE proxy card or the voting instructions provided by your broker, bank or other holder of record. Internet voting procedures are designed to authenticate your identity, allow you to vote your Shares and confirm that your instructions have been properly recorded. Your Internet vote authorizes the named proxies to vote your Shares in the same manner as if you had signed and returned a proxy card. If you submit your vote by Internet, you may incur costs associated with electronic access, such as usage charges from Internet access providers and telephone companies;

     3. Vote by telephone by following the voting instructions on the WHITE proxy card or the instructions provided by your broker, bank or other holder of record. Your telephone vote authorizes the named proxies to vote your Shares in the same manner as if you had signed and returned a proxy card; or

     4. Vote in person by attending the 2008 Annual Meeting. Written ballots will be distributed to stockholders who wish to vote in person at the 2008 Annual Meeting. If you hold your shares through a bank, broker or other custodian, you must obtain a legal proxy from such custodian in order to vote in person at the meeting.

     WE URGE YOU NOT TO SIGN ANY [HEXCEL COLOR] PROXY CARD SENT TO YOU BY THE COMPANY. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PREVIOUSLY SIGNED [HEXCEL COLOR] PROXY BY SIGNING AND RETURNING A LATER-DATED WHITE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, BY DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE OSS GROUP OR TO THE SECRETARY OF THE COMPANY, OR BY INSTRUCTING US BY TELEPHONE OR VIA THE INTERNET AS TO HOW YOU WOULD LIKE YOUR SHARES VOTED (INSTRUCTIONS ARE ON YOUR WHITE PROXY CARD).

     HOLDERS OF SHARES AS OF THE RECORD DATE ARE URGED TO SUBMIT A WHITE PROXY CARD EVEN IF YOUR SHARES WERE SOLD AFTER THE RECORD DATE.

     IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY THAT INSTITUTION CAN VOTE THOSE SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO SIGN AND RETURN ON YOUR BEHALF THE WHITE PROXY CARD AS SOON AS POSSIBLE.

     All of the known Company's proposals are included on the OSS Group's proxy card. A proxy card that is returned to the OSS Group will be voted as you indicate on it. If a proxy card is returned without a vote indicated thereon, the Shares represented thereby will be voted FOR the election of each of the Nominees, FOR the candidates who have been nominated by Hexcel to serve as
directors other than                          , and                      , for
whom the OSS Group is NOT seeking authority to vote for and WILL NOT exercise such authority and FOR the ratification of the Board's appointment of the Accountants as the independent registered public accounting firm of the Company for 2008 and to authorize the Audit Committee to set the independent auditors' remuneration. There is no assurance that any of Hexcel's nominees will serve as directors if any of the Nominees are elected. In addition, a proxy card will be voted in the proxy holders' discretion with respect to such other matters as may properly come before the meeting.

     We have retained MacKenzie Partners, Inc. to assist in communicating with stockholders in connection with the proxy solicitation and to assist in efforts to obtain proxies. If you have any questions about executing your WHITE proxy, voting by telephone or via the Internet or if you require assistance, please contact:

                            MacKenzie Partners, Inc.
                               105 Madison Avenue
                            New York, New York 10016
                        Stockholders Call TollFree: [ ]
                       Banks and Brokers Call Collect: [ ]

                         BACKGROUND TO THE SOLICITATION

     The OSS Group has held Shares of Hexcel since 2005. In early 2007, the OSS Group contacted the Company to discuss ways in which to maximize stockholder value at Hexcel. On March 9, 2007, O.S.S. Capital Management LP (the "Investment Manager") sent a letter to the Company expressing its concern regarding the Company's operating performance relative to its peers and regarding the perceived lack of concern with this gap in performance by management. The Investment Manager also noted that a member of the Company's Board of Directors was stepping down and suggested a candidate for his replacement. The Company did not accept the suggested candidate.

     On April 9, 2007, the Company's Chief Executive Officer met with representatives of the Investment Manager at its offices. In a letter dated April 26, 2007, the OSS Group reiterated the underperformance of the Company as its main concern, as raised during the April 9, 2007 meeting. The Investment Manager requested a committee of independent directors be formed and that the committee retain an independent investment bank to advise as to how stockholder value could best be maximized. Subsequently, on May 10, 2007, the OSS Group made a presentation of its analysis of the Company's operating performance to the Company's Board of Directors.

     In the following months, the Company took no further action to meet with the OSS Group, to implement the strategies previously suggested or to provide any feedback regarding the May presentation. On July 25, 2007, the Investment Manager sent another letter to the Company expressing its frustration regarding the Company's lack of responsiveness following the May presentation. Additionally, the Investment Manager referenced the decline in the Company's gross margin percentage despite a sales increase. In the letter the Investment Manager also reiterated its concerns that: (1) the Company is underperforming,
(2) the Company's management is not addressing the shortfall in earnings and (3) the stockholders are suffering as a result. The Investment Manager again requested a committee of independent directors be formed and that the committee retain an independent investment bank to advise as to how stockholder value could be best maximized.

     The Investment Manager contacted the Company on October 22, 2007 to suggest several candidates for consideration by the Company for appointment or election to the Board of Directors. The Company did not accept the suggested candidates. On November 26, 2007 OSS II sent a notice to the Company, (the "Notice") declaring its intention to nominate the following three persons for election to the Board of Directors of the Company at the Company's 2008 Annual Meeting: Mr. Edward A. Blechschmidt; Mr. Timothy D. Leuliette; and Mr. Joachim V. Hirsch. OSS II also delivered to the Company a demand to inspect the Company's stockholder list and related materials, pursuant to Section 220 of the Delaware General Corporation Law. OSS II also disclosed that it and certain of its affiliates and parties related thereto intended to file preliminary proxy materials with the U.S. Securities and Exchange Commission (the "SEC") and to solicit proxies in support of the election of the Nominees at the Company's 2008 Annual Meeting.

     Following the Notice, the Company notified the OSS Group that the Company's Nominating and Corporate Governance Committee (the "Committee") would consider the Nominees pursuant to its routine practice. The Nominees fully cooperated with the Committee's process. On February 19, 2008, the Company notified the OSS Group that it was willing to nominate only one of three Nominees to the Board. On that same day, and as confirmed by letter dated February 25, 2008, the OSS Group advised the Company that its offer would not result in sufficient change in the composition of the Board and accordingly that the OSS Group intended to proceed with this proxy solicitation.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     According to the Company's 2007 proxy statement, ten directors are to be elected to the Board at the 2008 Annual Meeting. We recommend that stockholders elect Edward A. Blechschmidt, Timothy D. Leuliette and Joachim V. Hirsch as directors of the Company at the 2008 Annual Meeting. Each of our Nominees has consented to being named as a Nominee and to serving as a director if elected. If elected, each Nominee will serve until the next annual meeting of stockholders and until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal. If elected, each of our Nominees will be considered an independent director of the Company under applicable New York Stock Exchange rules.

     The OSS Group believes good corporate governance requires that the Board be comprised of independent-minded directors, not tied to management, who bring a diverse set of relevant skills and experience to their board service. Accordingly, the OSS Group has proposed three highly qualified nominees who have the independence from management as well as the experience required to improve oversight in this underperforming company. Each of the Nominees has an extensive, successful business background with significant leadership experience and will be dedicated to maximizing stockholder value.

     Under the Company's Bylaws, a quorum for the transaction of business requires a majority of the directors in office and Board action requires a majority of the directors present at a meeting at which a quorum is present. Accordingly, our Nominees, if elected, will not be able to take Board action at a meeting of the full Board without the support of at least three other directors.

     Our Nominees are receiving compensation from the OSS Group of $50,000 each in consideration for their services during the period from their agreeing to be nominees until the 2008 Annual Meeting. If elected, our Nominees will receive no further compensation from the OSS Group but will be entitled to such compensation from the Company as is consistent with the Company's past practices for services of non-employee directors, which is described in the Company's proxy statement.

     The OSS Group also intends to vote for the candidates who have been
nominated by the Company other than                ,                       and
                  . You should refer to the proxy statement and form of proxy distributed by Hexcel for the names, background, qualifications and other information concerning Hexcel's candidates. There is no assurance that any of Hexcel's nominees will serve as directors if any of the OSS Group's nominees are elected to the Board. In the event that one or more of our Nominees is elected and that one or more of the Hexcel nominees declines to serve with such nominee or nominees, the Company's ByLaws provide that director vacancies may be filled by the remaining directors then in office, unless sooner filled by stockholders.

     THIS SOLICITATION IS BEING MADE BY THE OSS GROUP AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY.

BIOGRAPHICAL INFORMATION

     Background information about our Nominees, including the present principal occupation or employment and material occupations, positions and offices or employment for the past five years of each Nominee, is set forth below. Please see "Information About The Participants" for additional information about our Nominees.


NAME AND BUSINESS ADDRESS                   AGE       PRINCIPAL OCCUPATION FOR PAST FIVE YEARS AND DIRECTORSHIPS



Edward A. Blechschmidt                       55       Edward A. Blechschmidt was named Chief Executive Officer of Novelis, Inc. in
202 Radnor Chester Road                               December 2006 and served in such position until its sale to the Birla Group in
Villanova, PA 19085                                   May 2007.  Novelis, Inc. is the global leader in aluminum rolled products and aluminum can recycling with revenues over $10 billion.  He joined the board of
                                                      Novelis in May, 2006.  Mr. Blechschmidt is currently retired from active management positions.

                                                      Mr. Blechschmidt was Chairman, Chief Executive Officer and President of
                                                      Gentiva Health Services (NASDAQ: GTIV), the nation's leading provider of specialty pharmaceutical and home health care services, from March, 2000 until
                                                      June, 2002. A Fortune 1000 company, Gentiva Health Services reported $1.4 billion in 2001 revenues.  Mr. Blechschmidt retired as an officer from Gentiva after the completion of a sale of their pharmaceutical business to Accredo
                                                      Health, Inc. in June, 2002 but continued on the board until May, 2005.

                                                      Mr. Blechschmidt holds an undergraduate degree in business from Arizona State
                                                      University. He is a member of the board of directors of Healthsouth Corp.
                                                      (Chair: Audit Comm.), Columbia Laboratories, Inc. (Vice Chairman, Comp. Comm.,
                                                      Scientific Comm., Nominating Comm.), and Lionbridge Technologies, Inc. (Chair:
                                                      Audit Comm.).  He has held board directorships with Novelis, Inc. (CEO),
                                                      Option Care, Inc., Olsten Corp. (CEO), Gentiva Health Services, Inc.
                                                      (Chairman & CEO), Neoforma, Inc. (Chair: Audit Comm.), Garden Fresh Restaurant
                                                      Corp. (Chair: Audit Comm.), R2 Technology, Inc. (Chair: Audit Comm.), EA
                                                      Industries (Chair: Audit Comm.), and the American Association of Homecare.
                                                      He is also involved with various private companies and charitable organizations.


NAME AND BUSINESS ADDRESS                   AGE       PRINCIPAL OCCUPATION FOR PAST FIVE YEARS AND DIRECTORSHIPS



Timothy D. Leuliette                         58       Timothy D. Leuliette was Co-Chairman and Co-Chief Executive Officer of
c/o Leuliette Partners LLC                            Asahi Tec Corporation and Chairman and Chief Executive Officer of its
2000 Town Center, Suite 1900                          subsidiary Metaldyne Corporation (a company he cofounded in 2000) from
Southfield, MI 48075                                  January 2007 until January 2008, at which time he left to form his own investment and financial advisory company.

                                                      At Asahi Tec/Metaldyne, Mr. Leuliette provided strategic and operational leadership to the global automotive supply company with annual revenues of approximately $3 billion and more than 10,000 employees at 55 facilities in 15 countries around the world. From October 2006 to the present, Mr.
                                                      Leuliette has been Chairman and Chief Executive Officer of Metaldyne. Prior to
                                                      holding that position, from January 2001 through October 2006, Mr. Leuliette was President and Chief Executive Officer of Metaldyne.

                                                      Mr. Leuliette holds a Bachelor of Science degree in mechanical engineering and a master's degree in business administration from the University of
                                                      Michigan. He serves on numerous boards including New Detroit Coalition,
                                                      Vattikuti Urology Institute of Henry Ford Health Systems and Karmanos Cancer
                                                      Institute. He is a past chairman of the board of The Detroit Branch of The
                                                      Federal Reserve Bank of Chicago.




NAME AND BUSINESS ADDRESS                   AGE       PRINCIPAL OCCUPATION FOR PAST FIVE YEARS AND DIRECTORSHIPS



Joachim V. Hirsch                            55       Mr. Hirsch is currently Vice President of Special Projects for Magna
c/o Magna International Inc.                          International, a diversified automotive supplier.  He has held that position
600 Wilshire Dr.                                      since November, 2007.  Beginning in September, 2003, Mr. Hirsch was employed
Troy, MI 48084                                        as President and Chief Executive Officer of Teksid Aluminum, the largest global manufacturer of aluminum engine blocks and cylinder heads with a total sales volume of $1.3 billion with 12 operating facilities across Europe, the Americas and Asia. Mr. Hirsch left this position in August, 2007.

                                                      From September, 2000 until August, 2003, Mr. Hirsch was Chairman, President and Chief Executive Officer of Textron Fastening Systems, where he was also a member of the Textron Senior Management Transformation Leadership
                                                      Team. Textron Fastening Systems is a segment of Textron Inc., a $10 billion multiple industry business directed at automotive, aerospace, industrial and electronic industries. The Fastening Systems segment is a $1.9 billion dollar business with more than 100 facilities globally and approximately 20,000 employees.

                                                      Mr. Hirsch is a Diplom Betriebswirt (business economist) with a degree in business with an emphasis on foreign trade and operations from the
                                                      Fachhochshule fuer Betriebswirtschaft in Reutlingen Germany.




     WE STRONGLY URGE YOU TO VOTE FOR THE ELECTION OF OUR NOMINEES BY SIGNING, DATING AND RETURNING YOUR WHITE PROXY CARD TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

              PROPOSAL 2: RATIFY SELECTION OF INDEPENDENT AUDITORS

     The Company's proxy statement for the 2008 Annual Meeting will solicit proxies to ratify the appointment of the Accountants, an independent registered public accounting firm, as the Company's independent auditors for the fiscal year ending December 31, 2008 and to authorize the Audit Committee to set the independent auditors' remuneration. The OSS Group does not object to the ratification of the appointment of the Accountants as the Company's independent auditors, and does not object to authorizing the Audit Committee to set the independent auditors' remuneration and therefore recommends FOR such ratification.

                         THE OSS GROUP'S RECOMMENDATIONS

     The OSS Group is soliciting proxies to vote TO ELECT Edward Blechschmidt, Timothy D. Leuliette and Joachim V. Hirsch to the Board of Directors of the Company, to vote FOR the candidates who have been nominated by Hexcel to serve
as directors other than          ,             and             , for whom the
OSS Group are NOT seeking authority to vote for and WILL NOT exercise such authority and FOR the ratification of the Board's appointment of the Accountants as the independent registered public accounting firm for the Company in 2008 and to authorize the Audit Committee to set the independent auditors' remuneration. There is no assurance that any of Hexcel's nominees will serve as directors if any of the OSS Group's Nominees are elected to the Board.

     Other than the proposals described in this Proxy Statement, the OSS Group is not aware of any proposals to be brought before the 2008 Annual Meeting. However, should other proposals be brought before the 2008 Annual Meeting of which the OSS Group is not made aware within a reasonable time prior to the 2008 Annual Meeting, the persons named as proxies in the enclosed proxy card will vote on such matters in their discretion.

     YOU ARE URGED TO VOTE TO ELECT EACH OF THE OSS GROUP'S NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

                       INFORMATION ABOUT THE PARTICIPANTS

     This proxy solicitation is being conducted by the OSS Group, which is comprised of investment funds and accounts managed by the Investment Manager, each of which is described below. The OSS Group owns approximately 5.5% of the outstanding Common Stock of Hexcel. The members of the OSS Group and the Nominees (the "Participants") are participants in this proxy solicitation. The percentages used herein are based upon 95,814,889 shares of Common Stock outstanding as reported in the Company's Annual Report on Form 10K filed on February 22, 2008. Please refer to the Company's proxy statement for the 2008 Annual Meeting for the current number of Shares outstanding. The relationships and ownership discussed below are only in respect to beneficial ownership of the Common Stock.

OSCAR S. SCHAFER & PARTNERS II LP AND ITS AFFILIATES

     Oscar S. Schafer & Partners II LP ("OSS II") and Oscar S. Schafer & Partners I LP ("OSS I") are Delaware limited partnerships whose principal business is to invest in securities. The sole general partner of both OSS I and OSS II is O.S.S. Advisors LLC, a Delaware limited liability company ("OSSA"). The members of OSSA are Oscar S. Schafer and Andrew J. Goffe. Mr. Schafer, along with Jane Fleming and J.D. Hunter, are directors of O.S.S. Overseas Fund Ltd., a Cayman Islands exempted company ("OSS Overseas"). Ms. Fleming's principal occupation is as an assistant client accountant at Queensgate Bank & Trust Company Ltd. ("Queensgate"), and Mr. Hunter's principal occupation is as the Managing Director at Queensgate. O.S.S. Capital Management LP, a Delaware limited partnership (the "Investment Manager"), serves as investment manager and management company to OSS Overseas, OSS I and OSS II and has investment discretion with respect to the shares beneficially owned by OSS Overseas, OSS I and OSS II. The sole general partner of the Investment Manager is Schafer Brothers LLC, a Delaware limited liability company ("SB LLC"). The principal business of SB LLC is to serve as the general partner of the Investment Manager, and the sole member of SB LLC is Oscar S. Schafer.

     The principal business address of OSS II, OSS I, OSSA, the Investment Manager, SB LLC and Oscar S. Schafer is 598 Madison Avenue, New York, NY 10022. The principal business address of OSS Overseas is SEI Investments Global (Cayman) Limited, Harbor Place, 5th Floor, South Church Street, PO Box 30464 SMB, Grand Cayman, Cayman Islands, British West Indies. The principal business address of Ms. Fleming and Mr. Hunter is Queensgate Bank & Trust Company Ltd., 5th Floor, Harbour Place, 103 South Church Street, P.O. Box 30464 SMB, Grand Cayman, Cayman Islands.

NOMINEES

     Please see "Proposal 1: Election of Directors" for additional information about the Nominees.

BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table shows the beneficial ownership of Hexcel Common Stock as of the Record Date by the OSS Group and the Nominees. Except as described below, each of the parties in the table directly owns and has sole voting power and sole dispositive power with regard to the number of shares of Common Stock beneficially owned. Please see Annex A for additional information about the OSS Group's purchases and sales of Common Stock during the last two years.


ENTITY                                         NUMBER OF           PERCENT OF
                                               SHARES              OUTSTANDING
                                               BENEFICIALLY        COMMON
                                               OWNED               SHARES

O.S.S. Capital Management LP                   (1)
Oscar S. Schafer & Partners I LP               205,970             0.2%
Oscar S. Schafer & Partners II LP              2,325,586           2.4%
O.S.S. Overseas Fund Ltd.                      2,680,981           2.8%
O.S.S. Advisors LLC                            (2)
Schafer Brothers LLC                           (3)
Oscar S. Schafer                               (4)
Managed Account                                73,363(5)           0.1%
Peter J. Grondin                               800(6)              0.0%
Edward A Blechschmidt                          0
Timothy D. Leuliette                           0
Joachim V. Hirsch                              0

     Total                                     5,286,700           5.5%


(1) O.S.S. Capital Management LP serves as the investment manager and management company to O.S.S. Overseas Fund Ltd., Oscar S. Schafer & Partners I LP and Oscar
S. Schafer & Partners II LP, and has investment discretion with respect to the shares beneficially owned by those entities.

(2) O.S.S. Advisors LLC is the general partner of Oscar S. Schafer & Partners I LP and Oscar S. Schafer & Partners II LP and as such is deemed to have beneficial ownership of their shares.

(3) Schafer Brothers LLC, by virtue of being the general partner of the Investment Manager, may be deemed to have shared voting power and shared dispositive power with regard to, and therefore may be deemed to beneficially own (as that term is defined in Rule 13d3 under the Exchange Act of 1934 (the "Exchange Act")), the stock that the Investment Manager has investment discretion with respect to.

(4) Oscar S. Schafer, by virtue of being the sole member of Schafer Brothers LLC, may be deemed to have shared voting power and shared dispositive power with regard to, and therefore may be deemed to beneficially own (as that term is defined in Rule 13d3 under the Exchange Act), the stock that the Investment Manager has investment discretion with respect to.

(5) Shares held for the benefit of a third party in a separately managed account over which the Investment Manager has investment discretion.

(6) Peter J. Grondin, who serves as an equity analyst for O.S.S. Capital Management LP and O.S.S. Advisors LLC, owns Shares in his personal account.

NOMINEE AGREEMENTS

     Messrs. Blechschmidt, Leuliette and Hirsch have each entered into a Nominee Agreement pursuant to which the Investment Manager has agreed to pay the costs of soliciting proxies in connection with the 2008 Annual Meeting, and to defend and indemnify each of the Nominees with respect to any losses that may be incurred by them in the event they become a party to litigation based on their nomination as candidates for election to the board of directors of the Company and the solicitation of proxies in support of their election. By verbal agreement, the OSS Group has agreed to pay each of the Nominees $50,000 in consideration of their efforts from the date of their Nominee Agreement until the date of the 2008 Annual Meeting. If elected, the Nominees will not receive any compensation from the OSS Group, but will be entitled to such compensation from the Company as is consistent with the Company's past practices for services of nonemployee directors.

INTERESTS OF THE PARTICIPANTS

     Each member of the OSS Group and the Nominees has an interest in the election of directors at the 2008 Annual Meeting as applicable: (i) indirectly through the beneficial ownership (if any) of Common Stock and other securities and/or (ii) pursuant to the Nominee Agreements.

     Other than as disclosed in this proxy statement, there are no arrangements or understandings between the OSS Group and any Nominee or any other person or persons with respect to the nomination of the Nominees.

     Other than as disclosed in this proxy statement, neither the OSS Group, any of the other Nominees nor any of their respective affiliates, associates or immediate family members, directly or indirectly:

          o is, nor was within the past year, party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies;

          o has had any relationship with the Company in any capacity other than as a stockholder that would require disclosure herein;

          o has any agreement, arrangement or understanding with respect to any future employment by the Company or its affiliates;

          o has any agreement, arrangement or understanding with respect to future transactions to which the Company or any of its affiliates will or may be a party; or have any material interest, direct or indirect, in any transaction that has occurred since January 1, 2006 or any currently proposed transaction, or series of similar transactions, to which the Company or any of its affiliates was or is to be a party and in which the amount involved exceeds $120,000; or

          o is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material legal proceeding.

     The OSS Group has filed with the SEC statements on Schedule 13D, which contain information in addition to that furnished herein. The Schedule 13D, including amendments thereto, may be inspected at, and copies may be obtained from, the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers and others that file electronically with the SEC may be obtained free of charge.

                             PRINCIPAL STOCKHOLDERS

     The following information is based on the Company's definitive proxy statement filed with the SEC on April 5, 2007 and public filings made since by certain holders of 5% or more of the Company's shares. To the OSS Group's knowledge, the following tables summarize information with respect to ownership of the outstanding Common Stock of the Company by (i) all persons known to the OSS Group to own beneficially more than 5% of the outstanding Common Stock; (ii) each director and named executive officer of the Company; and (iii) all directors and executive officers of the Company as a group. Unless otherwise indicated, each person in the table has sole voting and investment power of the Common Stock listed as owned by such person. For updated information of the principal stockholders of the Company, please refer to the Company's proxy statement for the 2008 Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN PRINCIPAL STOCKHOLDERS

     Set forth below is the name, address and stock ownership of each person or group of persons known by the OSS Group to own beneficially more than 5% of the outstanding Common Stock, and is based on information provided by the beneficial owner in public filings made with the SEC.



             NAME AND ADDRESS                 NUMBER OF SHARES     PERCENT OF OUTSTANDING
                                             BENEFICIALLY OWNED        COMMON SHARES

FMR LLC                                          6,487,700                 6.8%
   82 Devonshire Street
   Boston, MA 02109
Lord, Abbett & Co. LLC                           8,217,337                 8.6%
   90 Hudson Street
   Jersey City, NJ 07302
Earnest Partners LLC                             6,903,437                 7.2%
   1180 Peachtree Street NE, Suite 2300
   Atlanta, GA 30309
Jeffery L. Gendell                               9,432,617                 9.9%
   55 Railroad Avenue
   Greenwich, CT 06830
Ingalls & Snyder LLC                             5,079,385                 5.3%
   61 Broadway
   New York, NY 10006
O.S.S. Capital Management                        5,285,900                 5.5%
   598 Madison Avenue
   New York, NY 10022


SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of February 28, 2007, the beneficial ownership of the Common Stock by each of the named executive officers, by directors and by all then current executive officers and directors of the Company as a group. Shares of Common Stock subject to options that were exercisable within 60 days of such date are deemed beneficially owned by the person holding such options and are treated as outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of any other person. The business address of each of the Company's directors and executive officers is Hexcel Corporation, Two Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut 06901.



                                   AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP


                                                            Number of                         Percent of
                                                             Shares                          Outstanding
Name of Beneficial Owner (1)                          Beneficially Owned(1)               Common Stock(2)(3)

David E. Berges                                           1,570,373                                    1.6%
Joel S. Beckman                                            3,276(4)                                           *
H. Arthur Bellows, Jr.                                       52,120                                           *
Lynn Brubaker                                                 1,618                                           *
Jeffery C. Campbell                                          13,276                                           *
Sandra L. Derickson                                          53,026                                           *
W. Kim Foster                                                     0                                           0
David C. Hurley                                               2,525                                           *
David L. Pugh                                                 1,131                                           *
Martin L. Solomon                                           201,750                                           *
William Hunt                                                330,969                                           *
Stephen C. Forsyth                                          628,801                                           *
Ira J. Krakower                                             596,283                                           *
Joseph H. Shaulson                                          407,613                                           *

Executive officers as a group                             3,951,203                                    4.1%
(a total of 17 including those named above and all directors and nominees)


(1) Includes Shares underlying stockbased awards that either were vested as of February 28, 2007, will vest within sixty days of that date or would vest upon retirement of the individual. These Shares are beneficially owned as follows: Mr. Berges 1,260,592; Mr. Beckman 3,276; Mr. Bellows 42,120; Ms. Brubaker 1,618; Mr. Campbell 13,276; Ms. Derickson 24,943; Mr. Hurley 2,525; Mr. Pugh 1,131; Mr. Solomon 108,396; Mr. Hunt 233,163; Mr. Forsyth
     493,630; Mr. Krakower 539,122; Mr. Shaulson 356,305; all other executive officers and directors as a group 76,856. None of the Company's directors or named executive officers had directly pledged any of the Company's Common Stock as security; however, a total of 10,000 shares were held by Mr. Bellows in a margin account.

(2) Based on 93,984,742 Shares issued and outstanding as of February 28, 2007. As required by SEC rules, for each individual person listed in the chart the percentage is calculated assuming that the shares listed in footnote
     (1) above for such person are outstanding, but that none of the other shares referred to in footnote (1) above are outstanding. In particular, Shares underlying stockbased awards are deemed outstanding to the extent they are vested as of February 28, 2007 or would have vested within sixty days of that date, or would vest upon retirement of the individual.

(3)  An asterisk represents beneficial ownership of less than 1%.

(4) Includes 2,592 shares underlying stockbased awards granted to Mr. Beckman that were held for the benefit of Greenbriar Equity Group LLC. Mr. Beckman disclaimed beneficial ownership of these shares.


                          VOTING AND PROXY PROCEDURES

     The enclosed WHITE proxy card may be executed only by holders of record of Shares on the Record Date. If you were a stockholder of record on the Record Date, you will retain your voting rights at the 2008 Annual Meeting even if you sell your Shares after the Record Date. Accordingly, it is important that you vote the Shares held by you on the Record Date, or grant a proxy to vote your Shares on the WHITE proxy card, even if you sell your Shares after the Record Date. The Shares represented by each WHITE proxy card that is properly executed and returned to the OSS Group will be voted at the 2008 Annual Meeting in accordance with the instructions marked thereon. If you have signed the WHITE proxy card and no marking is made, you will be deemed to have given a direction to vote all of the Shares represented by the WHITE proxy card FOR (i) the election of all of our Nominees and for the candidates who have been nominated
by the Company other than               , and                 and (ii) the
ratification of the Board's appointment of the Accountants as the Company's independent registered public accounting firm for 2008 and to authorize the Audit Committee to set the independent auditors' remuneration. There is no assurance that any of Hexcel's nominees will serve as directors if any of the OSS Group's Nominees are elected to the Board. In addition, a proxy card will be voted in the proxy holders' discretion with respect to such other matters as may properly come before the meeting.

     If you hold your Shares in the name of one or more brokerage firms, banks or nominees, only they can vote your Shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a WHITE proxy card representing your Shares to be signed and returned. The OSS Group urges you to confirm in writing your instructions to the person responsible for your account and to provide a copy of those instructions to The OSS Group, c/o MacKenzie Partners, Inc. 105 Madison Avenue, New York, New York 10016, so that we will be aware of all instructions given and can attempt to ensure that those instructions are followed.

                              REVOCATION OF PROXIES

     Any stockholder of record may revoke or change his or her proxy instructions at any time prior to the vote at the 2008 Annual Meeting by:


          o submitting a properly executed, subsequently dated WHITE proxy card (including an Internet or telephone vote) that will revoke all prior proxy cards, including any [COLOR HEXCEL] proxy cards which solicit a proxy in favor of all of the incumbent directors;

          o attending the 2008 Annual Meeting and withdrawing his or her proxy by voting in person (although attendance at the 2008 Annual Meeting will not in and of itself constitute revocation of a proxy);

          o following the voting instructions on the WHITE proxy card or the voting instructions provided by your broker, bank or other holder of record to properly submit a vote by Internet or telephone; which will revoke all prior proxy cards, including any [COLOR HEXCEL] proxy cards; or

          o delivering written notice of revocation either to the OSS Group c/o MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York 10016, or the Corporate Secretary of Hexcel at Two Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut 06901, or any other address provided by the Company.

     Although a revocation is effective if delivered to the Company, the OSS Group requests that either the original or a copy of any revocation be mailed to the OSS Group c/o MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York 10016, so that the OSS Group will be aware of all revocations and can more accurately determine if and when the requisite proxies for the election of our Nominees as directors set forth herein have been received. The OSS Group may contact stockholders who have revoked their proxies.

     IF YOU PREVIOUSLY SIGNED AND RETURNED A [COLOR HEXCEL] PROXY CARD TO THE COMPANY, THE OSS GROUP URGES YOU TO REVOKE IT BY (1) SIGNING, DATING AND RETURNING THE WHITE PROXY CARD IN THE ENCLOSED POSTAGEPAID ENVELOPE, (2) INSTRUCTING US BY TELEPHONE OR VIA THE INTERNET AS TO HOW YOU WOULD LIKE YOUR SHARES VOTED, (3) ATTENDING THE 2008 ANNUAL MEETING AND VOTING IN PERSON OR (4) DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE OSS GROUP OR TO THE SECRETARY OF THE COMPANY.

                                QUORUM AND VOTING

     Please refer to the Company's proxy statement for the 2008 Annual Meeting for the number of Shares outstanding and entitled to vote at the 2008 Annual Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to vote at the 2008 Annual Meeting. Each Common Share has one vote. Stockholders of the Company will not have rights of appraisal or similar dissenter's rights with respect to any matter to be acted upon at the 2008 Annual Meeting. The presence, in person or by proxy, of holders of Shares representing a majority of the outstanding Shares eligible to vote at the 2008 Annual Meeting will constitute a quorum. Abstentions and broker nonvotes will be counted as present for purposes of determining whether a quorum is present at the 2008 Annual Meeting. Assuming a quorum is present or otherwise represented at the 2008 Annual Meeting, the ten nominees receiving the highest number of votes cast will be elected. YOUR VOTE IS EXTREMELY IMPORTANT. WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD TODAY OR INSTRUCT US BY TELEPHONE OR VIA THE INTERNET TO VOTE FOR THE ELECTION OF THE OSS GROUP'S NOMINEES SET FORTH IN THIS PROXY STATEMENT.

                         COST AND METHOD OF SOLICITATION

     The OSS Group has retained MacKenzie Partners, Inc. to serve as an advisor and to provide consulting and analytic services and solicitation services in connection with the solicitation of proxies. For these services, MacKenzie
Partners, Inc. is to receive a fee of approximately $       , plus reimbursement
for its reasonable out-of-pocket expenses. The OSS Group has agreed to indemnify MacKenzie Partners, Inc. against certain liabilities and expenses. Proxies may be solicited by mail, courier services, Internet, advertising, telephone, facsimile or in person. It is anticipated that MacKenzie Partners, Inc. will employ approximately [ ] people to solicit proxies from stockholders for the 2008 Annual Meeting. MacKenzie Partners, Inc. does not believe that any of its directors, officers, employees, affiliates or controlling persons, if any, is a "participant" in this proxy solicitation or that Schedule 14A requires the disclosure of certain information concerning MacKenzie Partners, Inc.

     In addition, it is anticipated that the Nominees and certain regular employees of the OSS Group will participate in the solicitation of proxies in support of our Nominees set forth in this proxy statement. Such employees will receive no additional consideration if they assist in the solicitation of proxies. Although no precise estimate can be made at the present time, the total expenditures in furtherance of, or in connection with, the solicitation of
stockholders is estimated to be $     . As of the date hereof, the OSS Group has
incurred approximately $         of solicitation expenses.

     Costs related to this solicitation of proxies, including expenditures for attorneys, accountants, public relations and financial advisors, proxy solicitors, advertising, printing, transportation and related expenses will be borne by the OSS Group. To the extent legally permissible, the OSS Group will seek reimbursement from the Company for those expenses if any of our Nominees is elected. The OSS Group does not currently intend to submit the question of such reimbursement to a vote of the stockholders.

                      CERTAIN INFORMATION ABOUT THE COMPANY

     Hexcel Corporation is a Delaware Corporation with its registered office located at the Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The Company's principal executive office is located at 281 Tresser Boulevard, Stamford, Connecticut 06901. The Company is subject to the informational requirements of the Exchange Act, as amended, and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Reports, registration statements, proxy statements and other information filed by the Company with the SEC can be inspected and copied at the public reference facilities maintained by the Commission at 100 F Street, N.E., Washington, DC 20549. Documents filed electronically by the Company are also available at the SEC's website (http://www.sec.gov).

                                OTHER INFORMATION

     Certain information regarding the 2008 Annual Meeting, as well as procedures for submitting proposals for consideration at the 2009 annual meeting of stockholders, is required to be contained in the Company's proxy statement. Please refer to the Company's proxy statement to review this information. The OSS Group does not make any representation as to the accuracy or completeness of the information contained in the Company's proxy statement.


Dated:            , 2008

ANNEX A

TWO YEAR TRANSACTION HISTORY OF EACH PARTICIPANT

     The following tables set forth all transactions in securities of the Company effected during the past two years by each of the Participants, as applicable. Unless otherwise noted, all such transactions were effected in the open market with the personal or corporate funds or working capital of the respective Participant. The Shares are held in either cash accounts or margin accounts in the ordinary course of business, and otherwise, no part of the purchase price or market value of such Shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Oscar S. Schafer & Partners II LP

           Trade Date       Amount Purchased (Sold)        Price per Share ($)
           ----------       -----------------------        -------------------
            6/16/2006                    56,630                      17.09
            6/27/2006                   182,649                      15.54
            6/27/2006                    91,324                      15.55
            6/29/2006                   314,098                      15.58
            7/25/2006                    80,586                      14.77
             3/7/2007                   102,408                      18.60
           10/30/2006                  (10,704)                      15.97
           10/30/2006                  (34,456)                      16.13
           10/30/2006                  (45,160)                      16.13
           10/30/2006                  (22,455)                      16.13
           10/30/2006                  (30,444)                      16.13
            11/3/2006                  (64,365)                      15.67
            11/3/2006                  (11,857)                      15.67
             3/7/2007                     8,750                      18.49
             3/8/2007                    98,108                      19.17
             3/8/2007                    17,296                      19.04
             3/9/2007                   129,715                      19.40
             3/9/2007                    21,619                      19.38
            3/12/2007                   108,095                      19.64
            3/13/2007                   108,095                      19.23
            3/14/2007                    43,238                      18.73
            3/16/2007                    64,857                      19.21
            3/19/2007                    64,857                      19.32
            3/20/2007                    64,857                      19.92
            4/12/2007                    36,730                      19.95
            4/24/2007                    74,237                      21.50
            4/25/2007                    68,360                      21.91
            4/26/2007                    46,605                      21.62

           10/17/2007                   111,667                      22.10
           10/22/2007                    11,167                      20.27
           10/22/2007                   151,058                      20.63


Oscar S. Schafer & Partners I LP


           Trade Date       Amount Purchased (Sold)        Price per Share ($)
           ----------       -----------------------        -------------------
            6/16/2006                     7,234                      17.09
            6/27/2006                    17,351                      15.54
            6/27/2006                     8,676                      15.55
            6/29/2006                    30,055                      15.58
            7/25/2006                     5,744                      14.77
           10/30/2006                      (988                      15.97
           10/30/2006                   (3,152)                      16.13
           10/30/2006                   (4,140)                      16.13
           10/30/2006                   (2,050)                      16.13
           10/30/2006                   (4,140)                      16.13
           10/30/2006                     (487)                      16.13
            11/3/2006                   (5,955)                      15.67
            11/3/2006                   (1,752)                      15.67
             3/7/2007                    11,609                      18.60
             3/7/2007                       820                      18.49
             3/8/2007                     9,196                      19.17
             3/8/2007                     1,621                      19.04
             3/9/2007                    12,159                      19.40
             3/9/2007                     2,027                      19.38
            3/12/2007                    10,133                      19.64
            3/13/2007                    10,133                      19.23
            3/14/2007                     4,053                      18.73
            3/16/2007                     6,080                      19.21
            3/19/2007                     6,080                      19.32
            3/20/2007                     6,080                      19.92
            4/12/2007                     3,440                      19.95
            4/24/2007                     6,954                      21.50
            4/25/2007                     6,403                      21.91
            4/26/2007                     4,754                      21.62

           Trade Date       Amount Purchased (Sold)        Price per Share ($)
           ----------       -----------------------        -------------------

           10/17/2007                     9,896                      22.10
           10/22/2007                       990                      20.27
           10/22/2007                     2,413                      20.63

O.S.S. Overseas Ltd.

           Trade Date       Amount Purchased (Sold)        Price per Share ($)
           ----------       -----------------------        -------------------
            6/16/2006                   136,136                      17.09
            6/29/2006                    55,847                      15.58
            7/14/2006                   150,000                      14.79
            7/14/2006                   350,000                      14.57
            7/25/2006                   313,670                      14.77
           10/30/2006                  (13,308)                      15.97
           10/30/2006                  (37,392)                      16.13
           10/30/2006                  (50,700)                      16.13
           10/30/2006                  (25,495)                      16.13
           10/30/2006                  (79,680)                      16.13
           10/30/2006                  (35,249)                      16.13
            11/3/2006                   (2,790)                      15.67
            11/3/2006                  (50,700)                      15.67
            11/3/2006                  (51,581)                      15.67
             3/7/2007                   111,283                      18.60
             3/7/2007                    10,667                      18.49
             3/8/2007                   119,596                      19.17
             3/8/2007                    21,083                      19.04
             3/9/2007                   158,126                      19.40
             3/9/2007                    26,354                      19.38
            3/12/2007                   131,772                      19.64
            3/13/2007                   131,772                      19.23
            3/14/2007                    52,709                      18.73
            3/16/2007                    79,063                      19.21
            3/19/2007                    79,063                      19.32
            3/20/2007                    79,063                      19.92
            4/12/2007                    44,830                      19.95
            4/24/2007                    90,609                      21.50

           Trade Date       Amount Purchased (Sold)        Price per Share ($)
           ----------       -----------------------        -------------------

            4/25/2007                    83,437                      21.91
            4/26/2007                    48,641                      21.62
           10/17/2007                   128,437                      22.10
           10/22/2007                    12,843                      20.27
           10/22/2007                    46,529                      20.63

Peter J. Grondin

           Trade Date       Amount Purchased (Sold)        Price per Share ($)
           ----------       -----------------------        -------------------
            7/20/2006                       200                     $15.20
            1/26/2007                       600                      18.10

                              SPECIAL INSTRUCTIONS

     Please review this proxy statement and the enclosed materials carefully. YOUR VOTE IS VERY IMPORTANT, no matter how many or how few Shares you own.

     1. If your Shares are registered in your own name, please sign, date and mail the enclosed WHITE proxy card today to The OSS Group, c/o MacKenzie Partners, Inc., in the postage-paid envelope provided or instruct us by telephone or via the Internet today as to how you would like your Shares voted (instructions are on your WHITE proxy card).

     2. If your Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a WHITE proxy card with respect to your Shares and only after receiving your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute and return on your behalf the WHITE proxy card as soon as possible.

     3. After signing and returning the enclosed WHITE proxy card, we urge you NOT to return Hexcel's [COLOR HEXCEL] proxy card because only your latest dated proxy card will be counted.

     4. If you have previously signed and returned a [COLOR HEXCEL] proxy card to Hexcel, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to Hexcel by signing, dating and returning the enclosed WHITE proxy card in the postagepaid envelope provided. Proxies may also be revoked at any time prior to exercise by: (i) attending the 2008 Annual Meeting and voting in person (although attendance at the 2008 Annual Meeting will not in and of itself constitute revocation of a proxy), (ii) instructing us by telephone or via the Internet as to how you would like your Shares voted (instructions are on your WHITE proxy card) or (iii) delivering a written notice of revocation. The written notice of revocation may be delivered either to the OSS Group c/o MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York 10016, or to the Corporate Secretary of the Company at Two Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut 069013238, or any other address provided by the Company.

     If you have any questions concerning this proxy statement, would like to request additional copies of this proxy statement or need help voting your Shares, please contact our proxy solicitor:

                            MacKenzie Partners, Inc.
                               105 Madison Avenue
                            New York, New York 10016
                        Stockholders Call TollFree: [ ]
                       Banks and Brokers Call Collect: [ ]

        PRELIMINARY COPY, SUBJECT TO COMPLETION, DATED FEBRUARY 28, 2008

                               PLEASE VOTE TODAY!

                                SEE REVERSE SIDE

                          FOR THREE EASY WAYS TO VOTE.

                  TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE




COMMON

                        PROXY SOLICITED BY THE OSS GROUP

            2008 Annual Meeting of Stockholders of Hexcel Corporation
                                     [DATE]

     The undersigned hereby appoints [ ] as proxy for the undersigned and authorizes them to represent and vote, as designated, all of the shares of common stock of Hexcel Corporation (the "Company" or "Hexcel") that the undersigned would be entitled to vote if personally present at the 2008 Annual Meeting of stockholders of Hexcel, including any adjournments, postponements, reschedulings or continuations of such meeting or any meeting held in lieu thereof (the "2008 Annual Meeting"). IF YOU VALIDLY EXECUTE AND RETURN THIS PROXY CARD WITHOUT INDICATING YOUR VOTE ON THE FOLLOWING PROPOSALS, YOU WILL BE DEEMED TO HAVE VOTED FOR SUCH PROPOSALS (EXCEPT YOU WILL NOT BE DEEMED TO VOTE FOR THE ELECTION OF ANY CANDIDATE WHOSE NAME IS WRITTEN IN THE SPACE PROVIDED UNDER PROPOSAL 1). THIS PROXY WILL REVOKE ANY PREVIOUSLY EXECUTED PROXY WITH RESPECT TO ALL PROPOSALS.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                        PROXY SOLICITED BY THE OSS GROUP

            2008 Annual Meeting of Stockholders of Hexcel Corporation
                           [2008 Annual Meeting Date]

                             YOUR VOTE IS IMPORTANT

       Please take a moment now to vote your shares of Hexcel Corporation common stock for the upcoming Annual Meeting of Stockholders.

                        PLEASE REVIEW THE PROXY STATEMENT
                      AND VOTE TODAY IN ONE OF THREE WAYS:


1. VOTE BY TELEPHONE Please call tollfree in the U.S. or Canada at [1-866-XXX-XXXX], on a touchtone telephone. If outside the U.S. or Canada, call [1-610-XXX-XXXX]. Please follow the simple instructions.

                                       OR

2. VOTE BY INTERNET Please access [HTTPS://WWW.PROXYVOTENOW.COM/XYZ], and follow the simple instructions. Please note you must type an "s" after http.



      You may vote by telephone or Internet 24 hours a day, 7 days a week.
          Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner
             as if you had marked, signed and returned a proxy card.

                                       OR

3. VOTE BY MAIL If you do not wish to vote by telephone or over the Internet, please sign, date and return the proxy card in the envelope provided, or mail to: The OSS Group, c/o MacKenzie Partners, Inc., [PO BOX to come]

                  TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE




COMMON

THE OSS GROUP STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE OSS GROUP'S NOMINEES LISTED IN PROPOSAL 1.

PROPOSAL 1 - To elect Edward A. Blechschmidt, Timothy D. Leuliette and Joachim V. Hirsch to the Board.

     FOR ALL NOMINEES [ ] WITHHOLD FROM ALL NOMINEES [ ] FOR ALL EXCEPT [ ]

The OSS Group intends to use this proxy to vote (i) FOR Messrs. Blechschmidt, Leuliette and Hirsch and (ii) FOR the candidates who have been nominated by
Hexcel to serve as directors other than                    ,
and                         for whom the OSS Group is NOT seeking authority to
vote for and WILL NOT exercise any such authority. There is no assurance that any of Hexcel's nominees will serve as directors if any of the OSS Group's nominees are elected.

NOTE: IF YOU DO NOT WISH FOR YOUR SHARES TO BE VOTED "FOR" A PARTICULAR OSS GROUP NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW. YOUR SHARES WILL BE VOTED FOR THE REMAINING OSS GROUP NOMINEE(S). YOU MAY ALSO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE ADDITIONAL HEXCEL NOMINEES BY WRITING THE NAME OF THE NOMINEE(S) BELOW.

PROPOSAL 2 To ratify the Board's appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008 and to authorize the Audit Committee to set the independent auditors' remuneration.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

The OSS Group does not object to stockholders voting for Proposal 2.

In their discretion, the herein named attorneys and proxies are authorized to vote upon such other matters as may properly come before the 2008 Annual Meeting, of which such persons are not made aware within a reasonable period of time prior to the 2008 Annual Meeting.







                       Dated:




                       Signature




                       Title or Authority




                       Signature (if held jointly)

                       Please sign exactly as name appears hereon. If shares are registered in more than one name, the signature of all such persons should be provided. A corporation should sign in its full corporate name by a duly authorized officer, stating his or her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by an authorized person. The proxy card votes all shares in all capacities.


PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGEPAID ENVELOPE TODAY.